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                                                                EXHIBIT 10.13


                                  SUBLEASE


     THIS SUBLEASE is executed this 30th day of August 1999 and effective as of April 1, 1999 (the "Effective Date"), by and between HYPERFEED TECHNOLOGIES, INC. (formerly PC Quote, Inc.), a Delaware corporation ("Sublessor"), and PCQUOTE.COM, INC., a Delaware corporation ("Sublessee").

                                     RECITALS:

     WHEREAS, Sublessor is the tenant under a certain Lease dated June of 1994 by and between Sublessor, as tenant, and W9/LWS Real Estate Limited Partnership, successor in interest to Markborough 300WJ Limited Partnership, as landlord ("Lessor"), which lease was amended by an Amendment to Lease dated May 12, 1999 (collectively, the "Lease"), for premises more particularly described in the Lease and known as 300 South Wacker Drive, Suites 300 and 1130, Chicago, Illinois (the "Premises"), a copy of which Lease is attached hereto as EXHIBIT "A" and hereby made a part hereof; and

     WHEREAS, Sublessee is desirous of subleasing a portion of the Premises in such specific areas and square footage as Sublessor and Sublessee may agree, from time to time, not to exceed 7,000 square feet (the "Demised Premises") from the Sublessor; and Sublessor is desirous of subleasing the Demised Premises to the Sublessee pursuant to the terms and conditions of this Sublease.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                     ARTICLE 1
                                     SUBLEASE

     SECTION 1.1 SUBLEASING OF DEMISED PREMISES. Effective as of the Effective Date, Sublessor hereby subleases to Sublessee and Sublessee hereby hires from the Sublessor the Demised Premises.

     SECTION 1.2 INCORPORATION OF LEASE. Except as otherwise specifically set forth herein, each and every provision of the Lease is hereby incorporated herein in its entirety as if fully set forth herein.

     SECTION 1.3 SUBLEASE SUBJECT TO LEASE. This Sublease is in all respects subject and subordinate to the terms and conditions of the Lease and to any and all leases, mortgages or other agreements to which the Lease shall at any time be subject and subordinate. Sublessor represents and warrants that annexed hereto is a true and accurate copy of the Lease, and that all rent due under the Lease is paid through the date hereof and there are no defaults of any kind beyond any applicable grace periods under the Lease as of the date hereof and such Lease is in full force and



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effect.

     SECTION 1.4 SUBLESSEE'S ASSUMPTION OF DUTIES UNDER THE LEASE. As of the Commencement Date (as hereinafter defined), except as otherwise provided herein, Sublessee agrees to assume, be subject to and to perform each and every condition and obligation to be performed by Sublessor on or after the Commencement Date under the provisions of the Lease or to which Sublessor is subject thereunder relating to the Demised Premises, except those terms of the Lease which are expressly inconsistent with the terms of this Sublease.

     SECTION 1.5 SERVICES. Notwithstanding anything to the contrary contained in this Sublease, it is understood and agreed that any and all construction, work, maintenance, cleaning, repairs, replacements, facilities and services (collectively, the "Services") to be made and/or furnished to the Demised Premises pursuant to any provisions of the Lease will be furnished by Lessor directly to Sublessee and not by Sublessor to Sublessee. Sublessor shall in no event be liable to Sublessee, nor shall Sublessee's obligations hereunder be impaired or the performance thereof be excused, because of any failure or delay on the Lessor's part in furnishing such Services. Sublessee shall look solely to Lessor for the performance of such Services, and Sublessor makes no representations hereunder (either express or implied) as to the availability or adequacy of such Services.

     SECTION 1.6 POSSESSION. Notwithstanding anything to the contrary contained in this Sublease, Sublessee has inspected the Demised Premises and hereby agrees to accept the same "as is," on the date hereof, without any representations, warranties or obligations (either express or implied) on the part of Sublessor to perform any fit-ups, maintenance, alterations, improvements, replacements, repairs, work or other services thereto or with respect to the condition thereof. Notwithstanding the foregoing, Sublessor shall, at Sublessor's sole cost, complete such alterations to the Premises as are necessary to separate and demise the Demised Premises from the Premises including, to the extent reasonably required, the installation of demising walls and modification of systems, and Sublessor shall deliver the Demised Premises to Sublessor "broom clean," vacant with all mechanical systems, plumbing, electrical and HVAC systems in good working order.


                                     ARTICLE 2
                             TERM, TERMINATION AND RENT

     SECTION 2.1 QUIET ENJOYMENT. Sublessor hereby agrees that so long as Sublessee is in compliance with the terms hereof and of the Lease, Sublessee shall have the right to quiet enjoyment of the Demised Premises without hindrance or molestation by Sublessor.

     SECTION 2.2 TERM. The term of this Sublease (the "Term") shall be for the period commencing on the Effective Date (the "Commencement Date") and ending on the earlier of (i) last day of the term of the Lease, as such Lease term may be renewed or extended, or (ii) the date upon which this Sublease is terminated pursuant to Section 2.3 below (the "Termination Date").

     SECTION 2.3 TERMINATION. Sublessee shall have the right to terminate this Sublease at the end of any calendar month provided Sublessee shall have delivered to Sublessor written


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notice of termination no later than the fifteenth day of such calendar month.

     SECTION 2.4 RENT. Sublessee and Sublessor agree that the amounts paid by Sublessee to Sublessor under that certain Services Agreement dated August 30, 1999 by and between Sublessor and Sublessee shall satisfy all obligations of Sublessee to pay any rent under this Sublease and shall be construed as the "Rent" under this Sublease. It is understood and agreed that payments of Rent shall be "gross" to Sublessor and that Sublessee shall have no obligation to pay any other amounts which are or become payable during the term of the Lease for taxes or operating expenses (except utilities, for which an equitable split shall be reasonably determined by Sublessor and Sublessee based upon occupied square footage and usage).

     Rent shall be payable without demand, and without offset, counterclaim, or set off, except as otherwise expressly set forth herein.

                                     ARTICLE 3
                                   PERMITTED USE

     SECTION 3.1 PERMITTED USE. The Demised Premises shall be used and occupied only for such purpose or purposes as Sublessor is allowed to use the Premises pursuant to the Lease.

                                     ARTICLE 4
                                   MISCELLANEOUS

     SECTION 4.1 DEFAULT BY SUBLESSEE. In the event that Sublessee shall be in default of any covenant, term or condition of this Sublease which causes a default under the provisions of the Lease (any of the foregoing being a "Default"), Sublessor, on giving the notice required under the Lease and subject to the right, if any, of Sublessor to cure any such default as may be provided Sublessor in the Lease as incorporated hereby by reference, shall have available to it all of the remedies available to Lessor under the Lease as if Sublessor had caused the corresponding default or failure to occur under the Lease (the "Basic Remedies"). In the event there occurs any other default under this Sublease which does not cause a Default, Sublessor, after ten (10) days written notice to Sublessee in the event of a non-monetary default and after seven (7) days written notice in the event of the failure to make payment of any installment of Rent, and Sublessee's failure promptly to cure such default within the applicable number of days, or where such default cannot be remedied within the applicable number of days, if Sublessee shall not commence the remedying thereof within such applicable number of days and shall not proceed with due diligence to remedy it, may pursue any of the Basic Remedies. The Basic Remedies shall be in addition to all other remedies available to Sublessor at law or in equity.

     SECTION 4.2 PARTIAL INVALIDITY. If any term or provision of this Sublease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, as finally determined by a court or arbitrator, as applicable, of competent jurisdiction, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and the provisions of this Sublease shall be valid and

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enforceable to the fullest extent permitted by law.

     SECTION 4.3 REFERENCE TO NUMBER. Whenever the context hereof requires, references herein made to the singular number shall be understood as including the plural, and likewise the plural shall be understood as denoting the singular and specific enumeration shall not exclude the general but shall be considered as cumulative.

     SECTION 4.4 CHOICE OF LAW. This Sublease shall be enforced and construed according to the laws of the State of Illinois.

     SECTION 4.5 BINDING EFFECT. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 4.6 SUBLEASE CONTINGENT UPON CONSENT. It is understood and agreed that this Sublease is subject to and contingent upon the consent in writing by Lessor to this Sublease.

     SECTION 4.7 ENTIRE AGREEMENT. This Sublease supersedes all prior agreements and understandings of, and constitutes the entire agreement between, the parties hereto with respect to the subject matter hereof and cannot be modified or amended except in a writing expressly referring hereto signed by the party to be bound thereby.

     SECTION 4.8 SECTION HEADINGS. Article and section headings used in this Sublease are for convenience of reference only and are not part of this Sublease for any other purpose and shall not be used or referred to in interpreting any provision hereof.

     SECTION 4.9 NO WAIVER. The failure of either party hereto to enforce any provision of this Sublease or the Lease or to restrict its performance hereunder to its obligations stated herein shall not be construed as a waiver or modification of any provision hereof nor shall it constitute a forfeiture by that party of any rights to future enforcement of, or performance in accordance with any provisions of this Sublease or the Lease.

     SECTION 4.10 INSURANCE. Sublessee shall obtain and keep in full force and effect during the entire term of this Sublease, at its sole cost and expense, the insurance required to be carried by Sublessor under the Lease with respect to the Demised Premises. All such insurance is to be written, in form reasonably satisfactory to Sublessor, by reputable and solvent insurance companies of recognized standing and admitted to do business in the State of Illinois and which shall be reasonably acceptable to Sublessor. Sublessee will include in such liability insurance policy a provision to the effect that the same will be non-cancelable except upon thirty (30) days advance written notice to Sublessor and that the act or omission of Subtenant will not invalidate the policy as to Sublessor. The original insurance policies or appropriate certificates shall be promptly deposited with Sublessor, together with any renewals, replacements or endorsements thereto. Sublessor shall be named an additional insured on all such policies.

     SECTION 4.11 WAIVER OF SUBROGATION. Notwithstanding anything in this Sublease to the contrary, Sublessor and Sublessee each hereby waive any and all rights of recovery, claim,

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actions or causes of action against the other and its officers, directors, shareholders or partners, as the case may be, and the respective agents, employees, successors and assigns of each of them, for any loss or damage that may occur to the Demised Premises or the building within which same are located or any improvements thereto or any personal property located therein by reason of fire, the elements, or any other cause insured against under valid and collectible fire and extended coverage of insurance policies under or related to the Lease and/or this Sublease, regardless of causes of origin, including negligence, except in any case which would render this waiver void under law, to the extent that such loss or damage is recoverable under said insurance policies.

     SECTION 4.12 ASSIGNMENT AND SUBLETTING. Sublessee shall not assign or mortgage this Sublease or sublet all or any portion of the Demised Premises, or allow any other person or entity to occupy the Demised Premises without the prior written consent of Sublessor, which consent shall not be unreasonably withheld.

     SECTION 4.13 CONFLICTS. In the event of any conflict between the terms and conditions of the Lease and this Sublease, with respect to the obligations and rights of Sublessor and Sublessee to each other, this Sublease shall govern and control in each instance.

     SECTION 4.14 NOTICES. Any notice, demand or other communication required or which may be given hereunder shall be sent to the relevant addresses first set forth above (or such other addresses as the parties may designate by written notice given in accordance with this Paragraph) and shall be delivered personally, sent by reputable overnight courier service or sent by certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or when indicated to have been delivered or by signed receipt for overnight delivery or certified or registered mail.

     SECTION 4.15 BROKER'S COMMISSION. Each party represents and warrants to the other that they have not dealt with any broker in connection with this Sublease and each party shall indemnify and hold the other harmless against and from all liabilities arising from any claims for brokers or agents commissions related hereto caused or incurred by it, including costs and reasonable attorneys' fees in connection therewith.

     SECTION 4.16 CHARGES DUE TO SUBLESSOR DEFAULT. Sublessee shall not be required to pay any amounts Sublessor may be required to pay by reason of its own default under the Lease, including, but not limited to, late charges or penalties, during the term of this Sublease except to the extent Sublessor's default is caused by the act or omission of Sublessee.

     SECTION 4.17 OBSERVANCE OF LEASE. Each party hereto agrees to refrain from doing or causing to be done, or suffering or permitting to be done, any thing or act which could constitute a default under the Lease, or might cause the Lease, or the rights granted under the Lease, to be canceled, terminated, forfeited or surrendered. Each party agrees that it will indemnify the other against any direct loss, liability, and expense (including, without limitation, reasonable attorneys' fees and costs) arising out of any default under the Lease caused by the indemnifying party.

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     SECTION 4.18   SUBLESSOR REPRESENTATIONS AND WARRANTIES.  Sublessor
represents and warrants that (i) the Lease has not been amended, and remains in full force and effect, (ii) Sublessor has not received any default notice from Lessor or given any default notice to Lessor under the Lease, and (iii) to the knowledge of Sublessor there does not exist any condition which, with the giving of notice or passage of time, or both, would constitute an event of default by Sublessor under the Lease.

     SECTION 4.19 LESSOR'S CONSENT. Sublessor represents and warrants Lessor has consented to this Sublease by delivery of a writing, signed by Lessor, consenting to this Sublease.

     SECTION 4.20 LESSOR NOTICES. Within three (3) days after receipt by Sublessor, Sublessor shall deliver to Sublessee any notices of default, statements, bills and/or invoices Sublessor receives from Lessor under the Lease to the extent Sublessee is responsible therefor.

     SECTION 4.21 CONSENTS. Whenever the consent or approval of Lessor is obtained by Sublessee (as may be required under the Lease) such consent shall also be deemed to be the consent or approval of Sublessor, provided that the Sublessor does not incur any increased liability as a result thereof. Sublessee agrees to send to Sublessor copies of all requests by Sublessee for Lessor's consent or approval and copies any consents or approvals received by Sublessee from Lessor.

     SECTION 4.22 HAZARDOUS SUBSTANCES. Anything to the contrary contained herein or in the Lease notwithstanding, Sublessor warrants and represents that Sublessor has not placed or installed, or permitted to be placed or installed, in the Demised Premises any Hazardous Substances or Wastes. Sublessor shall indemnity and hold harmless Sublessee from and against any and all liabilities (including sums paid in settlement of claims), damages, claims, losses, penalties, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of counsel and the reasonable fees of consultants and experts selected by Sublessee) which may be incurred by Sublessee relating to or arising out of any breach by Sublessor of the representations and/or warranties contained in this paragraph. Without limiting the generality of the forgoing, the indemnification provided for in this paragraph shall specifically cover costs incurred, to the extent caused by Sublessor, in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of Hazardous Substances or Wastes caused by Sublessor in the Demised Premises, the soil under the Demised Premises or the ground water or soil vapor on or under the land upon which the Demised Premises is erected. The foregoing indemnity shall survive the expiration or sooner termination

                                       -6-

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of this Sublease.

     SECTION 4.23 Sublessor represents and warrants to Sublessee that to its knowledge all work performed in the Demised Premises by Sublessor was done in compliance with all laws and ordinances. Sublessor shall be responsible for the removal of record or any and all violations affecting the Demised Premises as of the date of this Sublease to the extent any such violations are the responsibility of Sublessor under the Lease.


                                   * * * * *










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                                     * * * * *






     IN WITNESS WHEREOF the parties have executed this Sublease as of the date and year set forth above.

SUBLESSOR:                              SUBLESSEE:

HYPERFEED TECHNOLOGIES, INC.,           PCQUOTE.COM, INC.,
(formerly PC Quote, Inc.)               a Delaware corporation
a Delaware corporation


By:   /s/ John E. Juska                 By:   /s/ Timothy K. Krauskopf
Name: John E. Juska                     Name: Timothy K. Krauskopf
Its:  Senior Vice President             Its:  President





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